UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2010

ALLSCRIPTS-MISYS HEALTHCARE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-32085	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 506-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed, on June 9, 2010, Allscripts-Misys Healthcare Solutions, Inc., a Delaware corporation (“Allscripts”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Eclipsys Corporation, a Delaware corporation (“Eclipsys”), and Arsenal Corp., a Delaware corporation and wholly owned subsidiary of Allscripts (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Eclipsys, with Eclipsys surviving as a wholly owned subsidiary of Allscripts (the “Merger”). Upon the closing of the Merger (the “Closing”), Philip M. Pead, the President and CEO of Eclipsys, will become Chairman of the Board of Directors of Allscripts and a senior executive of Allscripts. Related to such employment, Mr. Pead has entered into an employment agreement (the “Employment Agreement”) with Allscripts that will become effective upon the Closing. Pursuant to the Employment Agreement, Mr. Pead will report to, and his duties will be assigned by, the Board of Directors of Allscripts, and his initial duties will be carried out in collaboration with the Allscripts Chief Executive Officer. The term of the Employment Agreement is three years from the Closing, with automatic one-year renewals unless notice of termination by either Mr. Pead or Allscripts is given at least 90 days prior to the expiration of the term. Mr. Pead’s annual base salary will be $675,000, and his annual target bonus opportunity will be 100% of base salary. At the Closing, Mr. Pead’s outstanding Eclipsys stock option awards will fully vest and (per the Merger Agreement) convert to options on Allscripts stock. Upon a termination by Allscripts without Cause or by Mr. Pead for Constructive Discharge (as such terms are defined in the Employment Agreement), Mr. Pead will receive 12 months of continued base salary plus target bonus, 12 months of continued health and dental coverage and, with respect to outstanding equity awards, pro rata vesting of the current vesting tranche plus one additional year’s vesting. If such a termination occurs within two years after a Change of Control (as defined in the Employment Agreement) or within 180 days before a Change of Control and in connection with such event, Mr. Pead will receive two times the value of his annual base salary plus target bonus, 12 months of continued health and dental coverage and full vesting of outstanding equity awards. Mr. Pead will be subject to noncompetition and non-solicitation of employees covenants during his employment and for one year thereafter, as well as confidentiality restrictions and Allscripts stock ownership requirements.

The foregoing summary of the Employment Agreement is qualified in its entirety by the terms and conditions of the Employment Agreement, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

On June 9, 2010, Allscripts signed a commitment letter (the “Commitment Letter”) with JPMorgan Chase Bank, N.A., Barclays Bank PLC, UBS Loan Finance LLC and certain of their affiliates for a $570 million senior secured term loan facility and a $150 million senior secured revolving facility. The Commitment Letter, including a summary of terms and conditions, is filed as Exhibit 10.2 to this report and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the transactions contemplated by the Merger Agreement, Allscripts has established the Allscripts-Misys Healthcare Solutions, Inc. Incentive Retention Plan (the “Plan”). The purpose of the Plan is to retain certain highly qualified individuals in the employment of Allscripts, provide incentive and reward to such individuals to diligently and successfully complete the Merger, and to mitigate distractions to such individuals resulting from the Merger. The Plan will be administered by the Allscripts Compensation Committee, which is authorized to select the Plan’s participants. Approximately 170 employees will participate in the Plan, divided into five participation levels: the Blue, Green, Red, Orange and Yellow award levels. Participants in the Plan include the following Named Executive Officers of Allscripts: Glen Tullman, Lee Shapiro, Bill Davis and Laurie McGraw, as well as Eileen McPartland, Chief Operating Officer of Allscripts. The total value of the awards is 250%, 200%, 150% and 50% of a participant’s base salary for the Blue, Green, Red and Orange award levels, respectively. Awards for the Blue, Green, Red and Orange award levels consist of 50% cash and 50% performance-based restricted shares and will be paid out periodically over two years beginning at the Closing according to the terms applicable to a participant’s award level. The award for the Yellow award level is a 100% cash award equal to $10,000, paid on the first anniversary of the Closing. The cash awards vest periodically over two years beginning on the date of the Closing as follows: 1/6 at each of the Closing and the 6, 12, 16, 20 and 24 month anniversaries of the Closing. The performance-based restricted shares vest at a target level of 50% in each of the years ended September 30, 2011 and 2012 based on the achievement of certain cost synergies and the booking of new integrated deals as established by the Compensation Committee or the Board of Directors of Allscripts. Awards for the Blue, Green, Red and Orange levels also will vest upon a termination due to death or disability, and, for the Blue, Green and Red levels, termination by Allscripts without cause or by the participant for constructive discharge. Awards not previously vested are otherwise forfeited upon termination of employment.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is being made in respect of the proposed merger transaction involving Allscripts-Misys Healthcare Solutions, Inc. (“Allscripts”) and Eclipsys Corporation (“Eclipsys”). In connection with the proposed transaction, Allscripts will file with the SEC a registration statement on Form S-4 and Allscripts and Eclipsys will mail a joint proxy statement/prospectus/information statement to their respective stockholders, and each will be filing other documents regarding the proposed transaction with the SEC as well. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS/ INFORMATION STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final joint proxy statement/prospectus/information statement will be mailed to Allscripts’ and Eclipsys’ stockholders. Investors and stockholders will be able to obtain a free copy of the joint proxy statement/prospectus/information statement, as well as other filings containing information about Allscripts and Eclipsys, without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus/information statement and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus/information statement can also be obtained, without charge, by directing a request to Allscripts’ Investor Relations Department at 222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654, or to Eclipsys’ Investor Relations Department at Three Ravinia Drive, Atlanta, Georgia 30348.

Allscripts and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Allscripts’ directors and executive officers is available in Allscripts’ proxy statement for its 2009 annual meeting of stockholders and Allscripts’ Annual Report on Form 10-K for the year ended May 31, 2009, which were filed with the SEC on August 27, 2009 and July 30, 2009, respectively. Eclipsys’ and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Eclipsys’ directors and executive officers is available in Eclipsys’ proxy statement for its 2010 annual meeting of stockholders and Eclipsys’ Annual Report on Form 10-K for the year ended December 31, 2009, which were filed with the SEC on March 26, 2010 and February 25, 2010, respectively. You can obtain free copies of these documents from Allscripts and Eclipsys using the contact information above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus/information statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities laws. Statements regarding the benefits of the proposed transactions, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, platform and product integration, the connection and movement of data among hospitals, physicians, patients and others, merger synergies and cost savings, client attainment of “meaningful use” and accessibility of federal stimulus payments, enhanced competitiveness and accessing new client opportunities, market evolution, the benefits of the combined companies’ products and services, the availability of financing, future events, developments, future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties, some of which are outlined below. As a result, actual results may vary materially from those anticipated by the forward-looking statements.

Such risks, uncertainties and other factors include, among other things: the ability to obtain governmental approvals of the merger on the proposed terms and schedule contemplated by the parties; the failure of Eclipsys’ stockholders to approve the Merger Agreement; the failure of Allscripts’ stockholders to approve the issuance of shares in the merger; the possibility that the proposed transaction does not close, including due to the failure to satisfy the closing conditions; the possibility that the expected synergies, efficiencies and cost savings of the proposed transaction will not be realized, or will not be realized within the expected time period; potential difficulties or delays in achieving platform and product integration and the connection and movement of data among hospitals, physicians, patients and others; the risk that the contemplated financing is unavailable; the risk that the Allscripts and Eclipsys businesses will not be integrated successfully; disruption from the proposed transaction making it more difficult to maintain business and operational relationships; competition within the industries in which Allscripts and Eclipsys operate; failure to achieve certification under the Health Information Technology for Economic and Clinical Health Act could result in increased development costs, a breach of some customer obligations and put Allscripts and Eclipsys at a competitive disadvantage in the marketplace; unexpected requirements to achieve interoperability certification pursuant to the Certification Commission for Healthcare Information Technology could result in increased development and other costs for Allscripts and Eclipsys; the volume and timing of systems sales and installations, the length of sales cycles and the installation process and the possibility that Allscripts’ and Eclipsys’ products will not achieve or sustain market acceptance; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; competitive pressures including product offerings, pricing and promotional activities; Allscripts’ and Eclipsys’ ability to establish and maintain strategic relationships; undetected errors or similar problems in Allscripts’ and Eclipsys’ software products; the outcome of any legal proceeding that has been or may be instituted against Allscripts, Misys, plc or Eclipsys and others; compliance with existing laws, regulations and industry initiatives and future changes in laws or regulations in the healthcare industry, including possible regulation of Allscripts’ and Eclipsys’ software by the U.S. Food and Drug Administration; the possibility of product-related liabilities; Allscripts’ and Eclipsys’ ability to attract and retain qualified personnel; the implementation and speed of acceptance of the electronic record provisions of the American Recovery and Reinvestment Act of 2009; maintaining Allscripts’ and Eclipsys’ intellectual property rights and litigation involving intellectual property rights; risks related to third-party suppliers and Allscripts’ and Eclipsys’ ability to obtain, use or successfully integrate third-party licensed technology; and breach of Allscripts’ or Eclipsys’ security by third parties See Allscripts’ and Eclipsys’ Annual Reports on Form 10-K and Annual Reports to Stockholders for the fiscal years ended May 31, 2009 and December 31, 2009, respectively, and other public filings with the SEC for a further discussion of these and other risks and uncertainties applicable to our businesses. Neither Allscripts nor Eclipsys undertakes any duty to update any forward-looking statement whether as a result of new information, future events or changes in our respective expectations.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Employment Agreement, dated as of June 9, 2010, by and between Allscripts-Misys Healthcare Solutions, Inc. and Philip M. Pead

10.2	Commitment Letter from JPMorgan Chase Bank, N.A., dated as of June 9, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS-MISYS HEALTHCARE SOLUTIONS, INC.

Date: June 14, 2010	By:	/S/ LEE A. SHAPIRO
Lee A. Shapiro
President

EXHIBIT INDEX

Exhibit Number	Description

10.1	Employment Agreement, dated as of June 9, 2010, by and between Allscripts-Misys Healthcare Solutions, Inc. and Philip M. Pead

10.2	Commitment Letter from JPMorgan Chase Bank, N.A., dated as of June 9, 2010